SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INTERNATIONAL TRUST
SEI ASSET ALLOCATION TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI TAX EXEMPT TRUST
ADVISER MANAGED TRUST
NEW COVENANT FUNDS
SEI CATHOLIC VALUES TRUST
SEI EXCHANGE TRADED FUNDS
(the "Trusts")

Supplement dated May 30, 2025
to the Statement of Additional Information (the "SAI") of each Trust

This supplement provides new and additional information beyond that contained in each SAI and should be read in conjunction with the SAI.

With the election of Mr. Dennis McGonigle as an Interested Trustee, Mr. William M. Doran announced his retirement as an Interested Trustee to each of the Trusts effective as of May 31, 2025. Mr. Doran has served as an Interested Trustee since the inception of the first Trust in 1982.

In connection with Mr. Doran's retirement from the Board, references to the Trustees and Board throughout the SAI are hereby amended and supplemented accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1612 (05/25)